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                                                                EXHIBIT 10.41(a)

                            UCAR INTERNATIONAL, INC.
                            BENEFITS PROTECTION TRUST


     The UCAR International Inc. Benefits Protection Trust (the "Trust") is hereby amended as follows:

     1. Article Second, subparagraph (b) (1) of the Trust is hereby amended in its entirety to read as follows:

          "(1) the L/C shall expire no sooner than (1) year from the date of issuance,"

     2. This First Amendment shall be effective as of July 27, 1995.

                                                UCAR INTERNATIONAL, INC.




                                                By: /s/ Fred C. Wolf
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